Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

MineralRite Corporation [Symbol: RITE] Reports on Key Accomplishments for Q3 2025

Dallas, Texas — October 14, 2025 MineralRite Corporation (“RITE” or the “Company”), a Texas-based resource development company focused on mineral recovery and strategic asset monetization, today released its quarterly shareholder update outlining progress across multiple operational and capital-market initiatives.

Skull Valley Project

The Arizona State Land Department recently requested minor adjustments to RITE’s Mine Operating Plan for its Skull Valley lease. RITE is completing those revisions, after which the lease renewal process is expected to conclude — enabling the Company to advance the next phase of preparatory operations leading toward the eventual recovery of values from the mine tailings.

Form 10 and Regulatory Progress

RITE has completed three rounds of responses to SEC Staff comments on its Form 10 registration statement and is preparing its response to a fourth SEC comment letter. The filing remains effective, and RITE continues as a fully reporting company. During the current federal government shutdown, SEC review activity is temporarily paused until offices reopen.

Share Reclamation and Capital Structure

Following the Company’s February 6, 2025 announcement of share-reclamation initiatives, RITE reports that an additional 296 million shares are in the legal process of being returned to treasury, reducing potential dilution and enhancing shareholder value.

Capital Formation and Management Commitment

RITE’s consultants — many of whom form part of the management team — continue to demonstrate long-term confidence through direct share purchases made under investment-rights provisions of their consulting agreements. This structure aligns management’s financial interests with those of shareholders.

Regulation D Offering

The Company’s Rule 506(c) Regulation D offering of Series D Convertible Preferred Shares has been fully subscribed. Remaining shares were acquired by entities controlled by RITE’s advisory team, who also hold the Company’s Series C preferred shares, and are subject to Rule 144 holding-period restrictions and trading-volume limitations. Even upon conversion, restrictions remain in place for all series of convertible preferred shares. Even upon conversion, restrictions remain in place for all series of convertible preferred shares and the common into which they convert.

“We are extremely pleased that RITE’s Regulation D offering was subscribed primarily by long-term, ‘strong-hand’ investors—insiders who are actively engaged in shaping the Company’s strategic direction and who have willingly accepted resale restrictions as a reflection of their confidence in RITE’s future,” said James Burgauer, President of MineralRite Corporation. “Their continued

commitment underscores the alignment between management and shareholders as we execute our long-term growth strategy.”

Rule 15c2-11 and Market Status

With the Reg D offering complete, RITE understands that the final step toward the Company’s Rule 15c2-11 application with FINRA is to achieve a “no-comment” status with the SEC. At that point in time, the Company expects that the long-standing “unsolicited quotes only” restriction on RITE common stock may be lifted.

Penny Stock Exempt Designation

On September 2, 2025, RITE’s securities were designated Penny Stock Exempt by OTC Markets, eliminating certain trading restrictions and improving liquidity. The Company qualified based on its $432 million in previously processed mine tailings classified as chattel (personal property) and its sustained operations exceeding three years.

Regulation A Offering

RITE continues to receive inquiries from several investor groups interested in funding a Regulation A or similar equity financing. While management remains open to pursuing such funding in the future, it is presently focused on strengthening market value and limiting dilution. The Company believes that waiting until RITE’s share price more accurately reflects the intrinsic value of its assets and strategic opportunities will enable any future Regulation A offering to be conducted on terms that are more favorable to existing shareholders. Management will continue to evaluate market conditions and capital needs before determining the appropriate timing and structure of any such offering.

Strategic Joint Venture and Future Initiatives

RITE continues to advance discussions with the U.S. affiliate of an international mining and resource-development group under a previously executed Letter of Intent. The contemplated joint venture is expected to lead operations at RITE’s Skull Valley site in Arizona while also expanding into select urban-mining and precious-metal recovery initiatives.

Management Statement

“The RITE management team appreciates the continued patience and confidence of our shareholders,” said James Burgauer, President of MineralRite. “While we may not issue frequent updates, every project remains active—quietly but steadily—until completion. Our focus is on transparency, disciplined execution, and building long-term value for all stakeholders.”

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About MineralRite Corporation

MineralRite Corporation is a resource development company engaged in the recovery and monetization of mineral assets and related operations. The Company’s strategy is focused on creating long-term value for its shareholders through sustainable development, innovative processing technologies, and disciplined financial management.

CONFIDENTIALITY NOTICE: This document and all information contained herein, inclusive of any amendment, appendix, or addendum hereto, is Legally Privileged and Confidential, and constitutes a Trade Secret within the meaning of the Economic Espionage Act of 1996 [Codified at 18 U.S.C. (90), 18 U.S.C. §§ 1831, 1832, and 1839 (3)]. Any electronic communication of this document is covered by the Electronic Communications Privacy Act of 1986 [Codified at 18 U.S.C. §§ 1367, 2510-2521, 2701-2710, 3121-3126]. Unauthorized review, use, disclosure, copy, or distribution is strictly prohibited.

Contact:
MineralRite Corporation Investor Relations

Email: investor-relations@mineral-rite.com

Safe Harbor Disclosure

Forward Looking Statements Certain information set forth in this presentation contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vi) renewal of the Company’s current customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONFIDENTIALITY NOTICE: This document and all information contained herein, inclusive of any amendment, appendix, or addendum hereto, is Legally Privileged and Confidential, and constitutes a Trade Secret within the meaning of the Economic Espionage Act of 1996 [Codified at 18 U.S.C. (90), 18 U.S.C. §§ 1831, 1832, and 1839 (3)]. Any electronic communication of this document is covered by the Electronic Communications Privacy Act of 1986 [Codified at 18 U.S.C. §§ 1367, 2510-2521, 2701-2710, 3121-3126]. Unauthorized review, use, disclosure, copy, or distribution is strictly prohibited.